EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Christian Schenk, Chief Executive Officer of Driven Deliveries, Inc. (the “Company”), certify, that, to the best of my knowledge:

1.    The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2019	By:	/s/ Christian Schenk
Christian Schenk
Title: Chairman and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.